Exhibit 10.6

AMENDMENT TO SENIOR MANAGEMENT AGREEMENT

This AMENDMENT TO SENIOR MANAGEMENT AGREEMENT is dated as of December 27, 2004 (this “Amendment”), by and among VeriFone Holdings, Inc., a Delaware corporation (the “Company”), VeriFone, Inc., a Delaware corporation (the “Employer”) and Douglas G. Bergeron (the “Executive”).

RECITALS

WHEREAS, the Company and the Executive are parties to a Senior Management Agreement dated as of July 1, 2002, as amended (the “Agreement”);

WHEREAS, Employer and Executive have agreed upon a new base salary for the 2005 calendar year and a new bonus target.

NOW, THEREFORE, for good and valuable consideration, the parties agree as follows:

1.                                       Definitions.  Any capitalized term used but not defined herein shall have the meaning set forth in the Agreement.

2.                                       Base Salary and Bonus.  For purposes of Section 7(b) of the Agreement, (i) Executive’s Annual Base Salary for calendar year 2005 shall be $535,000, and (ii) from and after the date of this Amendment, the annual bonus for which Executive shall be eligible shall be up to 100% of Executive’s Annual Base Salary.

3.                                       Miscellaneous.

(a)                                  Survival of Other Provisions.  Unless specifically amended herein, all of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Agreement shall remain in full force and effect without any change whatsoever.

(b)                                 Entire Agreement.  This Amendment and the Agreement constitutes the full and entire understanding and agreement of the parties with respect to the subject matter hereof, and there are no further or other agreements or undertakings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to in this Amendment or the Agreement.

(c)                                  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Parties have signed this Amendment as of the date set forth in the first paragraph of this Amendment.

VERIFONE HOLDINGS, INC.

By:
Douglas G. Bergeron
		Its:	Chief Executive Officer

VERIFONE, INC.

By:
Douglas G. Bergeron
		Its:	Chief Executive Officer

Douglas G. Bergeron

Agreed and Accepted:

GTCR FUND VII, L.P.

By:	GTCR Partners VII, L.P.
Its:	General Partner

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Collin E. Roche, its Principal

GTCR CO-INVEST, L.P.

By:	GTCR Golder Rauner, L.L.C.
Its:	General Partner

By:
Collin E. Roche, its Principal

Signature page to Bergeron Salary &
Bonus Amendment